EXHIBIT 24

POWERS OF ATTORNEY

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director and Officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins her attorney in fact, for her and in her name, place and stead and in her office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this
 26th   day of March, 1997.


/s/ Pamela S. Basinger
Pamela S. Basinger


POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this
26th    day of March, 1997.


/s/ David W. Kaufman
David W. Kaufman

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1997.


/s/ J. Thomas Lang
J. Thomas Lang

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director and Officer of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins her attorney in fact, for her and in her name, place and stead and in her office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of March, 1997.


/s/ Vivian A. McClelland
Vivian A. McClelland

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this
26th   day of March, 1997.


/s/ H. Richard Maxwell
H. Richard Maxwell

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this
 26th   day of March, 1997.


/s/ Daniel J. Miller
Daniel J. Miller

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this
 26th   day of March, 1997.

/s/ Samuel P. Riggle, Jr.
Samuel P. Riggle, Jr.

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this
 26th   day of March, 1997.


/s/ David C. Sprang
David C. Sprang

POWER OF ATTORNEY

WHEREAS, CSB BANCORP, INC., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, an Annual Report to Shareholders on Form 10-K ("Form 10-K"), with respect to the Company's 1996 fiscal year; and

WHEREAS, the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Douglas D. Akins his attorney in fact, for him and in his name, place and stead and in his office and capacity with the Company, to execute and file such Form 10-K and exhibits, and thereafter to execute and file any amended Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

This authority hereby granted is limited to the execution and delivery of such Form 10-K or amendment thereto, unless earlier revoked by me or expressly extended by me in writing, shall remain in force and effective only until such Form 10-K or any amendment thereto is filed.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of March, 1997.


/s/ Samuel M. Steimel
Samuel M. Steimel